Exhibit 99.1

Grindr to Acquire Freddie, Expanding Access to HIV Prevention for Millions of Users

Acquisition accelerates Grindr Health, bringing PrEP into the Grindr app at little to no cost to users

Deal advances Grindr's commitment to connect 10 million LGBTQ+ people globally to HIV prevention directly through the app by 2028

LOS ANGELES – September 30, 2026 – Grindr Inc. (NYSE: GRND), the Global Gayborhood in Your Pocket™, today announced it has agreed to acquire PurposeMed Inc., the parent company of Freddie, a leading telehealth provider of PrEP and HIV prevention care, for $250 million in cash and stock. The transaction may include up to an additional $70 million in cash consideration based on the achievement of certain performance targets and is expected to close in Q4 2026, subject to applicable closing conditions.

This marks Grindr's first major acquisition since its founding and a significant step in building out the Global Gayborhood, leading with the company’s health and wellness business Grindr Health. With the addition of Freddie, Grindr will make it easier for millions of users to learn about PrEP, connect with clinicians, access testing and prescriptions, and receive medication through the Grindr app.

PrEP reduces the risk of HIV by approximately 99%, and eligible US patients can access it at little to no out-of-pocket cost. About 650,000 people in the US are on PrEP today, despite an estimated 2.2 million who could benefit from it. Together, Grindr and Freddie will work to close that gap by allowing Grindr's millions of users to learn about, start, and easily stay on PrEP through the Grindr app.

“For generations of gay men, HIV shaped how we thought about intimacy, relationships, and our own futures. Today, we have the tools to prevent it. New infections should be close to zero, and that is what we are striving to achieve,” said Grindr CEO and Chairman George Arison. “The challenge is connecting people to PrEP and helping them stay on it. Grindr has a direct line to millions of gay men, and Freddie brings the medical expertise to turn that reach into care. Together, we can revolutionize access to HIV prevention, just as Grindr revolutionized how gay men meet, and accelerate progress toward ending the HIV epidemic.”

"We built Freddie to make HIV prevention simple and accessible for everyone who needs it. Today we estimate Freddie prevents a new HIV transmission across the US and Canada every day. No one reaches the Freddie community like Grindr does. Together we can bring that care to millions more people, inside the app they already use every day, and speed up the work of ending the HIV epidemic," said Dr. Husein Moloo, Co-founder and CEO of PurposeMed and Freddie. "I'm incredibly proud of what our team has built, and we're excited for this next chapter as part of Grindr."

Closing the PrEP Access Gap
PrEP use among gay and bisexual men in the US is growing by roughly 10% a year, yet most eligible men still aren’t taking it. Grindr is uniquely positioned to help close that gap.

Freddie addresses this opportunity with a physician-led team, telehealth capabilities, testing relationships, pharmacy operations, patient-support infrastructure, and experience operating in a regulated healthcare environment. Founded in Canada in 2020, Freddie has since helped more than 55,000 patients in Canada and the United States access PrEP and now serves patients in all 50 US states. Freddie estimates that its patients' PrEP use prevents approximately 385 new HIV transmissions each year, more than one per day, saving the Canadian and US healthcare systems a combined $270 million to $580 million in future treatment costs annually.

One Connected Health Experience
Grindr will bring Freddie and Woodwork, Grindr’s performance-medication offering, together into a single Grindr Health experience. Grindr users will have the choice to:

●Learn and get started: understand PrEP, review coverage, and begin an assessment.
●Connect with care: meet with a clinician, arrange testing, and receive a prescription when appropriate.
●Stay on care: have medication delivered, manage refills, receive reminders, and communicate with their care team.

Keeping testing, refills, and support in a familiar place helps patients stay engaged with the recurring care that makes prevention effective.

Importantly, participation will be entirely voluntary: Grindr users can choose whether or not to access care through Freddie; Freddie’s patients can choose whether or not to use Grindr. Freddie's leadership team will join Grindr to continue building the business as a core pillar of the Global Gayborhood in Your Pocket: a platform that reflects the full range of how the global LGBTQ+ community lives, connects, and thrives.

Transaction Details
Under the terms of the agreement, Grindr will acquire PurposeMed Inc. (inclusive of the Freddie brand and its partnerships with affiliated clinical networks) for $250 million, consisting of $190 million in cash and $60 million in Grindr common stock. The agreement also includes the potential for up to $70 million in additional cash consideration tied to 2027 performance targets, payable in 2028. The transaction has been approved by the boards of both companies and is expected to close in Q4 2026, subject to applicable closing conditions.

Freddie expects to generate 2026 revenue of more than $80 million and more than $10 million in Adjusted EBITDA. Current Adjusted EBITDA margins reflect early-stage growth investments including the required infrastructure to build Freddie’s US platform. Grindr expects the acquisition to have an immaterial impact on its 2026 financial results and will provide additional detail on the 2027 outlook on its third-quarter earnings call in November.

More information on Freddie’s business can be found in the Shareholder Letter posted today on Grindr’s investor relations website.

Conference Call Webcast Information

Grindr will host a live webcast today at 2:15 p.m. Pacific Time to discuss the acquisition. The webcast of the conference call can be accessed as follows:

Event: Freddie Acquisition Conference Call
Date: Wednesday, September 30, 2026
Time: 2:15 p.m. Pacific Time (5:15 p.m. Eastern Time)
Live Webcast Site: https://investors.grindr.com/

An archived webcast of the conference call will also be accessible on Grindr’s Investor Relations page, https://investors.grindr.com/.

About Grindr Inc.
Since 2009, Grindr has changed how gay men meet and connect. More than a quarter of gay male relationships in America today began on Grindr. Built by gay people for gay people, Grindr serves nearly 16 million average monthly active users in virtually every country in the world, helping them express themselves, build relationships, and find community. Now, as the Global Gayborhood in Your Pocket™, Grindr is bringing the connections and services of a physical gayborhood into the app to serve more of gay men’s everyday needs. Grindr Health brings together technology and clinical expertise to make it easier to access and manage health and wellness care. Since 2015, Grindr for Equality has worked with organizations in every region of the world to advance human rights, health, and safety for millions of people. Across its businesses and community partnerships, Grindr pursues one mission: to make a world where the lives of its global community are free, equal, and healthy.

About Freddie
Freddie (gofreddie.com) is the #1-rated online PrEP clinic in North America, and a leading telehealth platform built for the 2SLGBTQ+ community. With over 55,000 patients served across North America, Freddie provides accessible, judgment-free care across HIV prevention, sexual health, and an expanding range of health treatments through a seamless mix of online and in-person care. Freddie currently operates across Canada in Ontario, British Columbia, Alberta, Manitoba, and Saskatchewan, as well as across all 50 states and the District of Columbia, helping patients access affirming healthcare without the traditional barriers often associated with care.

Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These forward-looking statements can generally be identified by the use of forward-looking terminology, such as “anticipates,” “approximately,” “believes,” “can,” “commitment,” “continues,” “could,”

“estimates,” “expects,” “goal,” “help,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would,” or the negative version of these words or other comparable words or phrases, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements include, among others, statements regarding: our proposed acquisition of PurposeMed Inc. and Freddie’s operations, including the expected timing of closing the transaction, timing and amount of any earn-out payment, and anticipated benefits of the transaction; our ability to successfully integrate PurposeMed’s operations, team, and technology with Grindr, including the combination of our existing health and wellness offerings with PurposeMed’s services; the expected impact of the acquisition on our 2026 financial results, including PurposeMed’s expected 2026 revenue and Adjusted EBITDA, and projected revenue and Adjusted EBITDA for 2027 and beyond; the size and growth potential of the combined healthcare business, including assumptions about patient volumes in various geographies, per-patient revenues, market share, margins, long-term margin targets, and availability of and uptake by new patients; the cost at which PrEP may be made available to users; retention of PurposeMed’s leadership team; our ability to advance Grindr's commitment to connect 10 million LGBTQ+ people globally to HIV prevention resources directly through the app by 2028; our growth strategy, including expectations of drivers of revenue growth and cost reduction, planned strategic services and partnerships, and anticipated profitability; expectations regarding the development, launch, and timing of new products, features, and integrated healthcare offerings; and the expected timing and content of future financial disclosures and outlooks, including on our Q3 2026 earnings call. Forward-looking statements are based on current expectations and assumptions and, as a result, are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from our expectations discussed in the forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including but not limited to: (i) the risk that the proposed acquisition of PurposeMed Inc. may not be completed in a timely manner or at all, including as a result of the failure to satisfy closing conditions; (ii) potential litigation or regulatory action relating to the proposed acquisition; (iii) the risk that the anticipated benefits of the acquisition, including expected synergies, revenue growth, and margin improvements, may not be realized or may take longer to realize than expected; (iv) the challenges of integrating PurposeMed’s business, operations, and personnel with Grindr’s, including potential disruption to each company’s ongoing business; (v) the risk that healthcare revenue and Adjusted EBITDA projections, including per-patient revenue assumptions, patient volume estimates, and margin targets, are incorrect or may not be achieved; (vi) risks related to operating in the healthcare industry, including compliance with healthcare laws and regulations, including those governing telehealth, the prescribing and dispensing of controlled and non-controlled substances, and pharmacy operations, as well as compliance with HIPAA, Canadian, and U.S. state health privacy laws; (vii) potential changes to federal or state healthcare programs that could adversely affect the business; (viii) our ability to retain existing patients and add new patients; (ix) market perception of our brand, including in connection with this proposed expansion in healthcare; (x) the impact of the legal environment and complexities with litigation and regulatory compliance, including maintaining compliance with privacy, data protection, consumer protection, and online safety laws and regulations, as well as laws that may apply to any new products or services we have introduced and may introduce in the future, including in the health sector; (xi) our ability to address privacy concerns, including new privacy risks arising from the integration of PurposeMed’s operations with Grindr; (xii) our ability to protect systems and infrastructure from cyber-attacks and prevent unauthorized data access, including with respect to patient health information; (xiii) our success in retaining or recruiting directors, officers, key employees, or other key personnel, including PurposeMed’s leadership team, and our success in managing any changes in such roles; (xiv) competition in the dating and social networking products and services industry and in telehealth and digital healthcare; (xv) our ability to adapt to changes in technology and user preferences in a timely and cost-effective manner; (xvi) the effects of macroeconomic and geopolitical events on our business, including the impacts of changing tariff policies and trade tensions, and wars or other regional conflicts; (xvii) the impact of anti-LGBTQ policies and actions by governments and non-state actors around the world, including to block or otherwise restrict access to our app in their countries; and (xviii) the impacts of legislative, regulatory, economic, competitive, or technological changes that may affect our business, operations, or financial condition. The foregoing list of factors is not exhaustive. Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by our forward-looking statements are included in the section titled “Risk Factors” included under Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2025, and in Quarterly Reports on Form 10-Q we file thereafter. Any forward-looking statement speaks only as of the date on which it is made, and you should not place undue reliance on forward-looking statements. Except as required by law, Grindr assumes no obligation, and does not intend, to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
We use Adjusted EBITDA and Adjusted EBITDA margin, which are non-GAAP measures, to understand and evaluate core operating performance. These non-GAAP financial measures, which may differ from similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of PurposeMed Inc.’s financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP.
Adjusted EBITDA adjusts for the impact of items that we do not consider indicative of operational performance. We define PurposeMed’s Adjusted EBITDA as net income excluding income tax provision; interest expense, net; depreciation and amortization; stock-based compensation expense; transaction-related costs; restructuring charges; impairment charges; employee severance; charitable expenses and contributions; legal expenses related to non-recurring matters, including certain litigation and settlement costs; certain marketing expenditures; and other items that are extraordinary, unusual, or non-recurring in nature, in each case, that are unrelated to core ongoing business operations. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period.
Our management uses these measures internally to evaluate business performance. We exclude the above items as some are non-cash in nature and others may not be representative of normal operating results. While we believe that Adjusted EBITDA and Adjusted EBITDA Margin are useful in evaluating a business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared and presented in accordance with U.S. GAAP.
We are not able to estimate net income on a forward-looking basis or reconcile the expected amounts provided for Adjusted EBITDA to net income on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from Adjusted EBITDA. The variability of the various charges could have a significant and potentially unpredictable impact on future GAAP financial results.

Media:
Press@grindr.com